Equipment (Tables)	12 Months Ended
Dec. 31, 2020
Equipment.
Schedule of depreciation and amortisation expense

	December 31,
	2020	2019
Cost at opening balance	118	813
Acquisition for the year	0	118
Disposal for the year	0	(813)
Exchange differences	(4)	—
Additional, through business combinations	100	—
Cost at closing balance	214	118

Depreciation at opening balance	(14)	(706)
Deprecation for the year	(37)	(44)
Disposal for the year	0	736
Depreciation at closing balance	(51)	(14)

Net book value	163	104